UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 1, 2005

                     PUBLIC COMPANY MANAGEMENT CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



         Nevada                    000-50098            88-0493734
    -----------------              ---------            ----------
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


             5770 El Camino Road, Las Vegas, Nevada        89118
             --------------------------------------       -------
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (702) 222-9076


                                      N/A
                                 -------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS


   On April 1, 2005, Public Company Management Corporation (the
"Registrant") announced that it signed a Public Relations Consulting Agreement with Meridian Advisors, Inc., to provide consulting services to the Registrant.

   Meridian Advisors will review and edit the Registrant's public relations material and will also advise the Registrant on various public relations related matters for existing and future public relations or investor relations activities.

   The Public Relations Consulting Agreement is filed herewith as exhibit 10.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.     Description
-----------     ------------------

10 Public Relations Consulting Agreement, by and between Meridian Advisors, Inc., and Public Company Management Corp.

                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

April 4, 2005

/s/ Stephen Brock
--------------------
Stephen Brock
Chief Executive Officer